Report of
Independent
Registered Public
Accounting Firm

To the Shareholders
and Board of Directors
of
Federated Stock and
Bond Fund Inc

In planning and
performing our
audit of the financial
statements of Federated
Stock and Bond
Fund Inc the Fund as of
and for the year ended
November 30 2007
in accordance with the
standards of the Public
Company Accounting
Oversight Board United
States we considered its
internal control over
financial reporting
including control
activities over
safeguarding
securities
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on the
financial statements
and to comply with the
requirements of Form NSAR
but not for the purpose
of expressing an opinion
on the effectiveness of
 the Funds internal control
over financial
reporting Accordingly we
express no such opinion

Management of the Fund
is
responsible for
establishing and
maintaining effective
internal control
over financial
reporting In fulfilling
this responsibility
estimates and judgments
by management
are required to assess
the expected benefits
and related costs of
controls A companys
internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding
the reliability of
financial reporting and
the preparation of
financial statements for
 external
purposes in accordance
with generally accepted
accounting principles A
companys internal
control over financial
reporting includes those
policies and procedures
that 1 pertain to the
maintenance of records
that in reasonable detail
 accurately and fairly
reflect the transactions
and
dispositions of the
assets of the company
2 provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation
of financial statements
in accordance with
generally
accepted accounting
principles and the
receipts and expenditures
 of the company are being
 made
only in accordance
with authorizations
of management and
directors of the company and
3
provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition use or
disposition of the
companys assets that
could have a material
effect on the
financial statements

Because of its inherent
limitations internal
control over financial
reporting may not prevent
 or
detect misstatements
Also projections of
any evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate because
 of changes in conditions
 or that
the degree of compliance
with the policies or
procedures may deteriorate

A deficiency in internal
control over financial
reporting exists when
the design or operation
 of a
control does not allow
management or employees
in the normal course of
 performing their
assigned functions to
prevent or detect
misstatements on a
timely basis A material
weakness is a
control deficiency or
combination of deficiencies
in internal control
over financial reporting
such that there is a
reasonable possibility
that a material
 misstatement of
the Funds annual or
interim financial
statements will not
be prevented or detected
on a timely basis

Our consideration of the
Funds internal control
over financial reporting was
 for the limited
purpose described in the
first paragraph and would
not necessarily disclose all
deficiencies in
internal control that might
be significant deficiencies
or material weaknesses under
 standards
established by the Public
Company Accounting Oversight
 Board United States However
we
noted no deficiencies in the
Funds internal control
over financial reporting
and its operation
including controls for
safeguarding securities
that we consider to
be a material weakness as
defined above as of
 November 30 2007

This report is intended
solely for the information
and use of management and
the Board of
Directors of Federated
Stock and Bond Fund Inc and
the Securities and Exchange
Commission
and is not intended to be
and should not be used by
anyone other than these
specified parties


s KPMG LLP

Boston Massachusetts
January 25 2008